EXHIBIT 99.1



                    TERRA INSIGHT CORPORATION AND SUBSIDIARY

                        CONSOLIDATED FINANCIAL STATEMENTS

                     Period from January 7, 2005 (inception)
                                to April 30, 2005

                                       AND
                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

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TERRA INSIGHT CORPORATION AND SUBSIDIARY
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CONTENTS

Period from January 7, 2005 (inception) to April 30, 2005
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                                                                         Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                    1


CONSOLIDATED FINANCIAL STATEMENTS

   Balance Sheet                                                           2

   Statement of Operations                                                 3

   Statement of Shareholders' Equity (Deficit)                             4

   Statement of Cash Flows                                                 5

   Notes to Consolidated Financial Statements                             6-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of Terra Insight Corporation and Subsidiary:

We have audited the accompanying consolidated balance sheet of Terra Insight Corporation and Subsidiary (the "Company") as of April 30, 2005, and the related consolidated statements of operations, shareholders' equity (deficit) and cash flows for the period from January 7, 2005 (inception) to April 30, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Terra Insight Corporation and Subsidiary as of April 30, 2005, and the results of their operations and their cash flows for the period from January 7, 2005 (inception) to April 30, 2005 in conformity with U.S. generally accepted accounting principles.




                                  /s/ Rosen Seymour Shapss Martin & Company LLP

                                         CERTIFIED PUBLIC ACCOUNTANTS

New York, New York
July 20, 2005

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TERRA INSIGHT CORPORATION AND SUBSIDIARY
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CONSOLIDATED BALANCE SHEET

April 30, 2005
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
Assets
------

Current assets:
   Cash                                                                  $       291,952
   Accounts receivable                                                            85,950
   Deferred costs (Note 2)                                                       217,780
   Prepaid expenses and other current assets                                     103,097
                                                                         ---------------

           Total current assets                                                  698,779

Property and equipment, net of accumulated
   depreciation of $264 (Note 4)                                                   6,530
                                                                         ---------------

           Total assets                                                  $       705,309
                                                                         ===============

Liabilities and Shareholders' Equity (Deficit)
----------------------------------------------

Current liabilities:
   Accounts payable and accrued expenses                                 $       448,157
   Deferred revenue (Note 2)                                                     515,066
                                                                         ---------------

           Total current liabilities                                             963,223
                                                                         ---------------

Commitments (Note 7)

Shareholders' equity (deficit) (Note 8):
   Preferred stock - par value $.0004, 5,000,000 shares authorized; no
      shares issued or outstanding                                                    --
   Common stock - par value $.0004, 45,000,000 shares authorized;
      10,000,000 shares issued and outstanding                                     4,000
   Accumulated deficit                                                          (261,914)
                                                                         ---------------

           Total shareholders' equity (deficit)                                 (257,914)
                                                                         ---------------

           Total liabilities and shareholders' equity (deficit)          $       705,309
                                                                         ===============


The accompanying notes are an integral part of these consolidated financial statements.

                                        2


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TERRA INSIGHT CORPORATION AND SUBSIDIARY
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CONSOLIDATED STATEMENT OF OPERATIONS

Period from January 7, 2005 (inception) to April 30, 2005
--------------------------------------------------------------------------------

Revenues                                                                 $       100,000

Cost of revenues (Note 6)                                                         70,000
                                                                         ---------------

           Gross profit                                                           30,000

Operating expenses (Note 6)                                                      291,914
                                                                         ---------------

           Operating loss before provision for income taxes                     (261,914)

Provision for income taxes, net (Note 5)                                              --
                                                                         ---------------

           Net loss                                                      $      (261,914)
                                                                         ===============

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these consolidated financial statements.

                                        3


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TERRA INSIGHT CORPORATION AND SUBSIDIARY
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CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIT)

Period from January 7, 2005 (inception) to April 30, 2005
--------------------------------------------------------------------------------

                                                                                   Total
                                              Preferred          Retained    Shareholders'
                            Common Stock       Stock             Deficit          Deficit
                            -------------   -----------     -------------    -------------
Balance, January 7, 2005    $          --   $        --     $          --    $          --

Issuance of common stock            4,000            --                --            4,000

Net loss                               --            --          (261,914)        (261,914)
                            -------------   -----------     -------------    -------------

Balance, April 30, 2005     $       4,000   $        --     $    (261,914)   $    (257,914)
                            =============   ===========     =============    =============


The accompanying notes are an integral part of these consolidated financial statements.

                                        4

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TERRA INSIGHT CORPORATION AND SUBSIDIARY
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CONSOLIDATED STATEMENT OF CASH FLOWS

Period from January 7, 2005 (inception) to April 30, 2005
--------------------------------------------------------------------------------

Cash flows from operating activities:
   Net loss                                                                      $      (261,914)
   Adjustments to reconcile net loss to net
     cash provided by operating activities:
      Depreciation                                                                           264
      Changes in assets and liabilities:
        (Increase) in assets:
        Accounts receivable                                                              (85,950)
        Deferred costs                                                                  (217,780)
        Prepaid expenses and other current assets                                       (103,097)
        Increase in liabilities:
        Accounts payable and accrued expenses                                            448,157
        Deferred revenue                                                                 515,066
                                                                                 ---------------

           Net cash provided by operating activities                                     294,746
                                                                                 ---------------

Cash flows from investing activities:
   Capital expenditures                                                                   (6,794)
                                                                                 ---------------

           Net cash used in investing activities                                          (6,794)
                                                                                 ---------------

Cash flows from financing activities:
   Issuance of common stock                                                                4,000
                                                                                 ---------------

           Net cash provided by financing activities                                       4,000
                                                                                 ---------------

           Net change in cash                                                            291,952

Cash, beginning of period                                                                     --
                                                                                 ---------------

Cash, end of period                                                              $       291,952
                                                                                 ===============


Supplemental disclosures of cash flow information: Cash paid during the period for:
      Interest                                                                   $            --
                                                                                 ===============

      Income taxes                                                               $            --
                                                                                 ===============

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these consolidated financial statements.

                                        5


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TERRA INSIGHT CORPORATION AND SUBSIDIARY
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NOTES TO FINANCIAL STATEMENTS

April 30, 2005
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1.     Organization and Basis of Presentation
       --------------------------------------

Terra Insight Corporation ("Terra" or the "Company"), a Delaware corporation, was formed January 7, 2005 and provides mapping, surveying and analytical services to exploration, drilling and mining companies. The Company manages and interprets geologic and satellite data to improve the assessment of natural resources. The Company provides these services to its customers exclusively through a services arrangement whereby it outsources the mapping, surveying and analytical services to a related entity (see Note 6). The Company expects to derive its revenue primarily from domestic customers. For the period ended April 30, 2005, all revenue was derived from a customer located in the state of Nevada.

The consolidated financial statements include the accounts of Terra and its wholly owned subsidiary, Terra Resources, Inc., a Delaware corporation, which is currently inactive. All significant intercompany balances and transactions have been eliminated.

2.     Summary of Significant Accounting Policies
       ------------------------------------------

Revenue Recognition
-------------------

Revenue is recognized when the survey is delivered to customer and collectibility is reasonably assured. Amounts received in advance of performance and/or completion of such services are recorded as deferred revenue.

Deferred Costs
--------------

Deferred costs represent costs incurred in connection with services yet to be completed.

Accounts Receivable
-------------------

Accounts receivable are reported at amounts expected to be collected, net of allowance for non-collection due to the financial position of customers. It is the Company's policy to regularly review the accounts receivable aging for specific accounts past due and set up an allowance when collection is uncertain.

Credit Risk
-----------

Financial instruments which potentially subject the Company to concentrations of credit risk, consist principally of cash and accounts receivable. The Company places its cash with high quality financial institutions and limits the amount of credit exposure to any single financial institution or instrument. As to accounts receivable, the Company performs credit evaluations of customers before services are rendered and generally requires no collateral.

Significant Customers
---------------------

The Company derived all of its revenue for the period ended April 30, 2005 from one customer from the state of Nevada and all of its accounts receivable at April 30, 2005 pertained to one Australian customer.

Property, Equipment and Depreciation
------------------------------------

Property and equipment are stated at cost. Depreciation is computed utilizing the straight-line method over the estimated useful lives of the assets.

                                        6


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TERRA INSIGHT CORPORATION AND SUBSIDIARY
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NOTES TO FINANCIAL STATEMENTS

April 30, 2005
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Income Taxes
------------

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred income tax provisions are based on the changes to the respective assets and liabilities from period to period. A valuation allowance is recorded to reduce deferred tax assets when uncertainty regarding realization exists.

Stock Options
-------------

For the period ended April 30, 2005, the Company issued performance-based stock options to employees in connection with employment agreements (see Note 7). The Company applies the intrinsic value method in accounting for its employee stock options as permitted by Statement of Financial Accounting Standards No. 123 ("SFAS 123").

Certain pro forma information regarding employee stock options is required by SFAS 123. Management has determined that due to the uncertainty of meeting the performance based criteria of the stock options granted, there would not be any pro forma impact to net income for the period ended April 30, 2005.

Estimates
---------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, if any, and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.


3.     Subsequent Events
       -----------------

Reverse Merger
--------------

On May 19, 2005, the Company entered into an agreement and plan of reorganization (the "Agreement") with Compuprint, Inc. ("CPPT"), an inactive public company. Pursuant to the Agreement, CPPT acquired the Company through an exchange of 35,029,980 post-split shares of its common stock for all of the outstanding shares of the Company's common stock. The shares issued by CPPT to the Company's shareholders constitute approximately 85% of CPPT's common shares outstanding as of May 19, 2005. A "reverse merger" transaction resulted because the shareholders of the Company became the controlling shareholders of CPPT. The reverse merger will be accounted for as a recapitalization. To complete the reverse merger, it is anticipated that CPPT will change its name to Terra Insight Corporation.

                                        7


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TERRA INSIGHT CORPORATION AND SUBSIDIARY
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NOTES TO FINANCIAL STATEMENTS

April 30, 2005
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Securities Purchase Agreement
-----------------------------

On May 19, 2005, in connection with the reverse merger transaction, the Company sold 2,411,138 shares of common stock to two accredited investors for gross proceeds of $1,750,000. In connection with the sale of securities, the Company granted the investors certain registration rights, agreeing to file a registration statement for the resale of restricted shares that were sold. The proceeds from the sale of securities will be used for working capital purposes.

Convertible Debenture
---------------------

On July 5, 2005, CPPT issued a $2 million 6% convertible debenture due December 31, 2007. The holder of the debenture is entitled, at any time, to convert the principal amount of the debenture or any portion, into shares of CPPT common stock at $1 per share. If, upon election of conversion, CPPT's issuance would cause it to violate any listing requirements, then in lieu of such stock issuance, CPPT will pay the holder cash in an amount equal to the amount elected for conversion.

The debenture shall be subject to mandatory conversion in the event that the CPPT's common stock trades in a public market at a price of $2 per share or more with a mean average weekly volume of 250,000 shares or more in eight consecutive weeks.


4.     Property and Equipment
       ----------------------

Property and equipment at April 30, 2005 consists of the following:

                            Estimated
                              Useful
                          Lives - Years        Amount
                          -------------        ------

Office equipment                5             $   6,794
Less accumulated
  depreciation                                      264
                                              ---------

                                              $   6,530
                                              =========

Depreciation expense for the period ended April 30, 2005 was $264.


5.     Income Taxes
       ------------

The following summarizes the provision for income taxes

                                            April 30, 2005
                                             -----------

Current                                      $         -
Deferred tax asset                              (105,000)
                                             -----------
        Total                                   (105,000)
Valuation allowance                              105,000
                                             -----------

        Net tax                              $         -
                                             ===========

At April 30, 2005, the Company had a deferred tax asset of approximately $105,000, comprised of a net operating loss carryforward. This deferred tax asset has been reduced in full by a valuation allowance due to uncertainty regarding its ultimate utilization.

                                        8


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TERRA INSIGHT CORPORATION AND SUBSIDIARY
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NOTES TO FINANCIAL STATEMENTS

April 30, 2005
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6.     Related Party Transactions
       --------------------------

Technology License Agreement
----------------------------

The Company licenses, under a 30-year Technology License Agreement entered into January 7, 2005, certain mapping technology from The Institute of Geoinformational Analysis of the Earth (the "Institute"), a foreign-based company controlled by the majority shareholder of the Company. Under the Technology License Agreement, the Company is required to pay an annual license fee of $600,000, payable on or before December 31 of each year. Until certain criteria (as defined in the Services Agreement discussed below) are met, the Company is entitled to a credit towards the licensing fees as described below.

Services Agreement
------------------

The Company entered into a Services Agreement with the Institute on January 7, 2005 for consulting and advisory services including analysis, surveying, and mapping as well as recommendations related to the utilization of the Institute's mapping technologies. Under the terms of the Services Agreement, the Institute will charge the Company no more than 40% of its published standard rates for such services subject to an annual minimum charge (see below). Within ten days after the end of each month, for all requested services, the Institute must furnish the Company with a statement, certified by an officer of the Institute, setting forth the amounts owed for such services.

The minimum annual service fees for 2005 and 2006 are $500,000. Subsequent to 2006, the minimum annual service fee will increase by the lesser of 4% or the percentage increase in the Consumer price Index using 2005 as the base year. Until such time as the Company has annual revenues of at least $10 million or until such time as the market capitalization of the Company exceeds $100 million, 83.334% of the license fees paid by the Company to the Institute pursuant to the Technology License Agreement will be credited against service fees pursuant to the Services Agreement.

The Company can terminate the Services Agreement by providing four weeks' notice. If the Company does not provide such notice, the Company is obligated to pay a termination fee equal to 8.33% of the prior calendar year's service fee payments to the Institute. Termination of the Services Agreement does not relieve the Company of its obligations under the Technology License Agreement.

Operating Lease
---------------

The Company leases office space from one of its directors on a month-to-month basis pursuant to an oral agreement at $1,500 per month.

Other
-----

For the period ended April 30, 2005, the Company paid legal fees of approximately $93,000 to an attorney who is a director and shareholder of the Company.

                                        9


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TERRA INSIGHT CORPORATION AND SUBSIDIARY
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NOTES TO FINANCIAL STATEMENTS

April 30, 2005
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7.     Commitments
       -----------

Employment Agreements
---------------------

On January 7, 2005, the Company entered into three, 3-year agreements with certain of its executives. These agreements call for annual aggregate minimum compensation of $420,000 with annual increases based on the Consumer Price Index. If the Company's revenue exceeds $5 million or the Company obtains financing of at least $5 million, annual aggregate minimum compensation increases to $690,000. If the Company achieves a market capitalization of at least $100 million, obtains financing of at least $8 million or achieves revenue of at least $10 million, annual aggregate minimum compensation increases to $965,000.

In connection with these employment agreements, the executives received performance-based stock options. The stock options are exercisable over a 5-year period and entitle the executives to purchase an aggregate of 7.5% of the Company's outstanding common shares. The stock options are exercisable at $0.32/share and vest as follows:

1/2 of the total    When EBITDA exceeds $2 million or
                    revenue exceeds $6 million

1/2 of the total    When EBITDA exceeds $4 million or
                    revenue exceeds $10 million

The employment agreement also contains change of control provisions, as defined, whereby the executives would be entitled to 290% of their base compensation in effect at that time. All stock options would also vest subsequent to a change of control.

8.     Shareholders' Equity
       --------------------

Preferred Stock
---------------

The Board of Directors is expressly authorized to provide for the issue of all or any shares of the preferred stock, in one or more series, and to fix for each such series such voting powers, full or limited, and other such designations and preferences. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors.

9.     Recent Accounting Pronouncements
       --------------------------------

In December 2004, the FASB issued SFAS No. 123(R), "Share-Based Payment: An Amendment of FASB Statement No. 95." This statement also replaces SFAS 123 and supersedes APB 25. SFAS 123(R) will require the Company to measure the cost of all employee stock-based compensation awards that are expected to be exercised and which are granted after the effective date based on the grant date fair value of those awards and to record that cost as compensation expense over the period during which the employee is required to perform service in exchange for the award (generally over the vesting period of the award). Excess tax benefits, as defined by SFAS 123(R), will be recognized as an addition to paid-in-capital. However, if the tax benefit ultimately realized is less than the amount recognized for financial reporting purposes, the difference will be recognized as

                                       10


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TERRA INSIGHT CORPORATION AND SUBSIDIARY
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NOTES TO FINANCIAL STATEMENTS

April 30, 2005
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tax expense. SFAS 123(R) addresses all forms of share-based payment awards, including shares issued under employee stock purchase plan, stock option, restricted stock and stock appreciation rights. In addition, the Company is required to record compensation expense (as previous awards continue to vest) for the unvested portion of previously granted awards that remain outstanding at the date of adoption. SFAS 123(R) will become effective for annual periods beginning after June 15, 2005. SFAS 123(R) permits public companies to adopt its requirements using one of two methods:

1. A "modified prospective" method in which compensation cost is recognized beginning with the effective date (a) based on the requirements of SFAS 123(R) for all share-based payments granted after the effective date and (b) based on the requirements of SFAS 123 for all awards granted to employees prior to the effective date of SFAS 123(R) that remain unvested on the effective date.

2. A "modified retrospective" method which includes the requirements of the modified prospective method described above, but also permits entities to restate their financial statements based on the amounts previously recognized under SFAS 123 for purposes of pro forma disclosures for either (a) all prior periods presented or (b) prior interim periods of the year of adoption.

The Company is currently evaluating the alternative method of adoption as described above. As permitted by SFAS 123, the Company currently accounts for share-based payments to employees using APB 25's intrinsic value method and, as such, generally recognizes no compensation cost for employee stock options. Accordingly, the adoption of SFAS 123(R)'s fair value method will have a significant impact on our results of operations. The impact of adoption of SFAS 123(R) cannot be predicted at this time because it will depend on level of share-based payments granted in the future.

In December 2004 the FASB also issued Statement No. 152 "Accounting for Real Estate Time-Sharing Transactions," and No. 153, "Exchanges of Nonmonetary Assets."

In May 2005 the FASB issued Statement No. 154, "Accounting Changes and Error Corrections" which superseded APB Opinion No. 20 and FASB Statement No. 3. These pronouncements are not expected to have any impact on the Company's future operations.

                                       11